10(h)(2)


                  RESTATED REVOLVING CREDIT NOTE
                  ------------------------------


$15,000,000                                              Dallas, Texas
                                                        August 1, 1996


         FOR VALUE RECEIVED, the undersigned, SHOWBIZ PIZZA TIME, INC., a Kansas corporation ("Company"), hereby unconditionally promises to pay to the order of BANK ONE, TEXAS, N.A. ("Bank One") at the office of Bank One or any successor, currently located at 1717 Main Street, Dallas, Texas 75201, on June 15, 1998 (or on any annual anniversary thereof agreed to in writing by Bank One and the Company), in lawful money of the United States of America and immediately available funds, an amount equal to the. lesser of (a) FIFTEEN MILLION AND N0/100 DOLLARS ($15,000,000.00), or (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by Bank One to the Company pursuant to
Section 2.1 of the Loan Agreement, dated as of June 27, 1995, between Bank One and the Company (as amended, modified or supplemented from time to time in accordance with its terms, the "Loan Agreement").

         The Company further promises to pay interest (computed on the basis of a 365-day year for the actual days elapsed) in like money on the unpaid principal balance of this Note from time to time outstanding at the annual rates provided in the Loan Agreement. Interest shall be payable at the times and in the manner provided in the Loan Agreement.

         All Revolving Credit Loans made by Bank One pursuant to Section 2.1 of the Loan Agreement and all payments of the principal thereof shall be endorsed by the holder of this Note on the schedule annexed hereto (including any additional pages such holder may add to such schedule), which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that the failure of the holder of this Note to insert any date or amount or other information on such schedule shall not in any manner affect the obligation of the Company to repay any Revolving Credit Loans in accordance with the terms of the Loan Agreement.

         On and after the stated or any accelerated maturity hereof, this Note shall bear interest until paid in full (whether before or after the occurrence of any Event of Default described in Sections 9.1(g) and 9. 1(h) of the Loan Agreement) at a rate of 2.5 % per annum. in excess of the Prime Rate, payable on demand, but in no event in excess of the maximum rate of interest permitted under applicable law. Such interest rate shall change when and as the Prime Rate changes.

         This Note is a Revolving Credit Note referred to in the Loan Agreement, is entitled to the benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein. Reference is herein made to the Loan Agreement for the rights of the holder to accelerate the unpaid balance hereof prior to maturity.

         The Company hereby waives diligence, demand, presentment, protest and notice of any kind, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

         This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and


RESTATED REVOLVING CREDIT NOTE - Page 1
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to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of Bank One at all times to comply with the usury and other applicable laws now or hereafter governing the interest payable on the Indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or interpreted so as to render usurious any amount called for under this Note or any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Indebtedness evidenced by this Note, or if Bank One's exercise of the option to accelerate the maturity of this Note, or if any prepayment by the Company results in the Borrower's having paid any interest in excess of that permitted by law, then it is the express intent of the Company and Bank One that all excess amounts theretofore collected by Bank One be credited on the principal balance of this Note (or, if this Note and all other Indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to the Company), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by, the Company for the use, forbearance, detention, taking, charging, receiving or reserving of the Indebtedness of the Company to Bank One .under this Note or arising under of pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Indebtedness until payment in full so that the rate or amount of interest on account of such Indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such Indebtedness for so long as such Indebtedness is outstanding. To the extent federal law permits Bank One to contract for, charge, or receive a greater amount of interest, Bank One will rely upon federal law instead of TEX. REV. CIV. STAT. ANN. Article 5069-1.04, as amended, for the purpose of determining the maximum rate or amount.. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank One may, at its option and from time to time, implement any other method of computing the maximum rate under such
Article 5069-1.04, as amended, or under other applicable law by giving notice. if required, to the Company as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank One to accelerate the maturity of any interest that has accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

         Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Loan Agreement.

         This Note may not be changed, modified, or terminated orally, but only by an agreement in writing signed by the party to be charged.

         IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS REVOLVING CREDIT NOTE, COMPANY WAIVES (TO THE EXTENT PERMITTED BY LAW) THE RIGHT TO A TRIAL BY JURY, ALL RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE COUNTERCLAIMS AND CROSS-CLAIMS (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION) AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. COMPANY HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND OF ANY FEDERAL COURT LOCATED IN THE DALLAS, TEXAS, IN


RESTATED REVOLVING CREDIT NOTE - Page 2
------------------------------

CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS REVOLVING CREDIT NOTE. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF COMPANY AND INURE TO THE BENEFIT OF BANK ONE AND ITS SUCCESSORS AND ASSIGNS. If any term or provision of this Revolving Credit Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

         This Note is restated in accordance with the terms of that certain Modification and Extension Agreement dated on even date herewith by and between Company and Bank One to conform the terms of this Note to the amended definition of "Revolving Credit Commitment" contained in the Modification and Extension Agreement.

         IN WITNESS WHEREOF, the Company has executed and delivered this Note on the date first written above.

                                       SHOWBIZ PIZZA TIME, INC.


                        By:  /s/ Larry L. Page
                        Name: Larry L. Page
                        Title: Executive Vice President, Chief
                        Financial Officer and Treasurer


RESTATED REVOLVING CREDIT NOTE - Page 3
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